                                   EXHIBIT 21
                             LIST OF SUBSIDIARIES OF
                                 MARINEMAX, INC.

                            (AS OF DECEMBER 20, 2001)

                                                          STATE OF INCORPORATION
NAME OF SUBSIDIARY                                            OR ORGANIZATION
------------------                                        ----------------------
11502 Dumas, Inc.                                             Nevada
Bassett Boat Company                                          Florida
Bassett Realty, L.L.C.                                        Delaware
C & N Marine Realty, L.L.C.                                   Delaware
Dumas GP, Inc.                                                Nevada
Dumas GP, L.L.C. (1)                                          Delaware
Gulfwind South Realty, L.L.C.                                 Delaware
Harrison's Realty California, L.L.C.                          Delaware
Harrison's Realty, L.L.C.                                     Delaware
Marina Drive Realty I, L.L.C.                                 Delaware
Marina Drive Realty II, L.L.C.                                Delaware
MarineMax MidAtlantic, LP (2)                                 Delaware
MarineMax Motor Yachts, LLC (3)                               Delaware
MarineMax New Jersey GP, Inc. (4)                             Delaware
MarineMax NJ Partners, Inc. (4)                               Delaware
MarineMax of Arizona, Inc.                                    Arizona
MarineMax of California, Inc.                                 California
MarineMax of Central Florida, LLC (3)                         Delaware
MarineMax of Georgia, Inc.                                    Georgia
MarineMax of Las Vegas, Inc.                                  Delaware
MarineMax of Minnesota, Inc.                                  Minnesota
MarineMax of New Jersey Holdings, Inc.                        Delaware
MarineMax of North Carolina, Inc.                             North Carolina
MarineMax of Ohio, Inc.                                       Delaware
MarineMax of Sarasota, LLC (3)                                Delaware

                                                          STATE OF INCORPORATION
NAME OF SUBSIDIARY                                            OR ORGANIZATION
------------------                                        ----------------------
MarineMax of Southeast Florida, LLC (3)                       Delaware
MarineMax of Southwest Florida, LLC (3)                       Delaware
MarineMax of Utah, Inc.                                       Delaware
MarineMax Services, Inc. (5)                                  Delaware
MarineMax TX, L.P. (6)                                        Texas
MarineMax U.S.A., Inc.                                        Nevada
MMX GP, LLC (7)                                               Delaware
MMX Holdings, LLC (8)                                         Delaware
MMX Interests, LLC (9)                                        Delaware
MMX Member, Inc. (10)                                         Delaware
MMX Partners, Inc.                                            Delaware
MMX Ventures, LP (11)                                         Delaware
Newcoast Financial Services, Inc.                             Delaware
Walker Marina Realty, L.L.C.                                  Delaware

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(1)      Wholly owned subsidiary of 11502 Dumas, Inc.

(2) 99% owned by MarineMax NJ Partners, Inc. as limited partner and 1% owned by MarineMax New Jersey GP, Inc., as general partner.

(3)      Wholly owned subsidiary of MMX Holdings, LLC.

(4)      Wholly owned subsidiary of MarineMax of New Jersey Holdings, Inc.

(5)      Wholly owned subsidiary of MMX Partners, Inc.

(6) 99% owned by 11502 Dumas, Inc. as limited partner and 1% owned by Dumas GP, L.L.C. as general partner.

(7)      99% owned by MMX Partners, Inc. and 1% owned by MMX Member, Inc.

(8)      99% owned by MMX Interests, LLC and 1% owned by MMX GP, LLC.

(9)      99% owned by MMX Ventures, LP and 1% owned by MMX GP, LLC.

(10)     Wholly owned subsidiary of MMX Partners, Inc.

(11) 99% owned by MMX Partners, Inc. as limited partner and 1% owned by MMX GP, LLC as general partner.

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